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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) August 4, 1997.


                                 GYNECARE, INC.
             (Exact name of registrant as specified in its charter)


             Delaware                                        94-3197941
     (State or other jurisdiction    (Commission           (IRS Employer
           of incorporation)         File Number)        Identification No.)


              235 Constitution Drive, Menlo Park, California    94025
           (Address of principal executive offices)           (Zip Code)


        Registrant's telephone number, including area code (415) 614-2500



         (Former name or former address, if changed since last report)
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ITEM 5.     OTHER EVENTS

            On August 4, 1997, Gynecare, Inc. (the "Company") and Johnson & Johnson entered into an Agreement and Plan of Merger, dated as of August 4, 1997, pursuant to which the Company will merge with and into Lima Merger Corp., a wholly-owned subsidiary of Johnson & Johnson. A copy of such Agreement and Plan of Merger is attached hereto as Exhibit 99.1.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

   (c)      EXHIBITS.

            99.1     Agreement and Plan of Merger dated August 4, 1997.
            99.2 Stockholder Agreement among Johnson & Johnson and certain stockholders of Gynecare, Inc. dated August 4, 1997.

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                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GYNECARE, INC.



                                 /s/ Malcolm M. Farnsworth
                                 ----------------------------------------------
                                 Malcolm M. Farnsworth, Vice President, Finance

                                 Date:  September 25, 1997


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                                 GYNECARE, INC.

                           CURRENT REPORT ON FORM 8-K

                                INDEX TO EXHIBITS


     Exhibit No.        Description

     99.1               Agreement and Plan of Merger dated August 4, 1997.
     99.2 Stockholder Agreement among Johnson & Johnson and certain stockholders of Gynecare, Inc. dated August 4, 1997.

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